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                                                       Deutsche Asset Management

Treasury Money Fund Investment
Treasury Money Fund Institutional

Supplement dated July 15, 2002 to each Fund's Prospectus dated April 30, 2002

The following replaces the first sentence in the `Strategy' section of each Fund's prospectus:

The Fund seeks current income by investing primarily in US Treasury securities and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less.

The following replaces the `Principal Investments' section of each Fund's prospectus:

Under normal conditions the Fund invests at least 80% of its assets, determined at the time of purchase, in US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the Fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price. Additionally, the Fund may invest up to 20% of its total assets in US Treasury guaranteed securities such as securities issued by the Government National Mortgage Association (`GNMA') or securities issued or guaranteed by the Export-Import Bank of the US on both an outright basis and as repurchase agreement collateral. The Fund may also invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

                                                   A member of the
                                                   Deutsche Bank Group [GRAPHIC]

               Please Retain This Supplement for Future Reference

BT Investment Funds
BT Institutional Funds
SUPPTMMKT (07/02)
CUSIPs: 055922405
         055924203